Life of Virginia Series Fund, Inc.

                      Supplement Dated October 30, 1995 to
                        Prospectus Dated May 1, 1995



The section of the prospectus captioned The Portfolio Managers which is found on page 28 is hereby amended as follows:

The paragraph that begins "Michael B. Berman, Portfolio Manager of the Real Estate Securities Portfolio . . . " is deleted, and the following paragraph is substituted in its place.

     David Alan Shapiro is Portfolio Manager of the Real Estate Securities Portfolio. In addition to his duties as Portfolio Manager of Genesis, Mr. Shapiro is also a principal of Asset Holdings Group, a firm that engages in real estate financing. Mr. Shapiro was employed as a portfolio manager of Genesis in August 1995. Mr. Shapiro has been a principal of Asset Holdings Group since February 1992. From February 1982 to February 1992 Mr. Shapiro was employed as a Managing Director of The Adco Group, a real estate development and finance company. Mr. Shapiro holds a B.A. degree from Columbia University and a J.D. degree from the University of Arizona.